UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2005


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

             Delaware                                      64-0740905
    (State or other jurisdiction                       (I. R. S. Employer
  of incorporation or organization)                    Identification No.)

      One Fashion Way, Baldwyn, MS                           38824
 (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

     On January 28, 2005, the Board of Directors of Hancock Fabrics, Inc. (the "Company") approved a change in the fiscal year end of the Company from the Sunday closest to January 31 to the Saturday closest to January 31, with such change to take effect with the year beginning January 31, 2005. This change will provide an extra day to process week-ending reports prior to the start of the next work week and will conform the Company's year-end to that used by most other retailers. No transition report is required to be filed as a result of this change in fiscal year.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HANCOCK FABRICS, INC.
                                    (Registrant)

                                    By:  /s/ Bruce D. Smith
                                    Bruce D. Smith
                                    Senior Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



Date:    January 31, 2005